UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2009

NEXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25247	95-4675095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421
(Address of principal executive offices) (zip code)

(423) 296-8213
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On October 30, 2009, Next, Inc. (the “Company”) entered into an Agreement (the “Agreement”), dated effective on October 31, 2009, with National City Bank (the “Bank”) and the guarantors named therein (the “Guarantors”).  The Agreement modifies certain terms of the Company’s existing credit agreement and related documentation with the Bank, including that certain Replacement Promissory Note (Line of Credit) dated November 21, 2007 (the “Note”), as the same have been modified and restructured from time to time (collectively, the “Loan Documents”).

Under the terms of the Agreement, the Company and the Guarantors agreed, among other things, to (i) specified monthly reductions in the principal sum available under the Note beginning on January 1, 2010, such that the maximum amount available will be reduced from $3,000,000 on the date of the Agreement to $1,250,000 by November 1, 2010; (ii) adjustments to the interest rate on the daily unpaid principal balance of the Note, from (A) 6% per annum above the prime rate commencing October 31, 2009, to (B) 8% per annum above the prime rate commencing March 1, 2010, to (C) 10% per annum above the prime rate commencing October 1, 2010, to (D) 12% per annum above the prime rate if the principal balance is not paid in full by November 30, 2010; (iii) the payment of fees by the Company to the Bank of $10,000 on March 1, 2010, $15,000 on June 1, 2010, $20,000 on October 1, 2010, and $25,000 on November 30, 2010, unless in each case at the time the fee becomes due the principal balance of the Note has been paid in full and the Bank is no longer committed to loan funds under the Loan Documents; and (iv) amendment of the term “Borrowing Base” under the Loan Documents to reduce, effective after the close of business on January 31, 2010, the amount of the line of credit available from inventory collateral from $2,500,000 to an amount equal to 80% of the principal sum available under the Note and the Agreement.  In addition, the Agreement provides that, so long as the Company and the Guarantors comply with all of the conditions set forth in the Agreement (including those listed above), the Bank will not exercise its rights and remedies under the Loan Documents or take any affirmative action thereunder until the earlier of November 30, 2010 or the occurrence of any termination event specified in the Agreement, including, among others, an event of default under the Loan Documents, a default relating to other indebtedness for borrowed money resulting in the acceleration of such indebtedness, the death of the Guarantors, or the failure of the Company and/or the Guarantors to engage the services of a strategic consultant satisfactory to the Bank by November 15, 2009.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03

Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Agreement dated effective on October 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date:

November 2, 2009

By: /s/ David O. Cole

David O. Cole

Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.

Exhibit Description

99.1

Agreement dated effective on October 31, 2009.